Exhibit 99.1

Separation Agreement
October 11, 2023
Rahsan-Rahsan Lindsay
412 Sterling Place
Brooklyn, NY 11238
Dear Rahsan:
This letter agreement (the “Agreement”) will confirm the following terms in connection with your separation of employment from MediaCo Holding Inc. (the “Company”).  You must sign this Agreement today, October 11, 2023, to obtain the benefits described herein.
1.            Separation and Consulting Period – Your employment will end by voluntary resignation as of today, October 11, 2023.
a.            On October 11, 2023, consistent with your voluntary resignation, you hereby resign from all roles and positions, effective immediately, in any and all capacities as an officer of the Company and any subsidiaries of the Company.  You agree to take any reasonable steps necessary to effectuate your resignation from any such roles and positions.
b.            As of the Separation Date, all salary payments from the Company will cease and any benefits you had as of the Separation Date under Company-provided benefit plans, programs, or practices will terminate, except as required by federal or state law.  As of the Separation Date, you shall be entitled to any unpaid base salary and reimbursement of unreimbursed business expenses, to be paid in the next administratively feasible payroll period following your termination date (subject, in the case of unreimbursed business expenses, to your timely submission of all requisite documentation).
c.            For the period beginning October 12, 2023 and ending October 31, 2023 (the “Consulting Period”), you and the Company will enter into a Consulting Agreement, in the form attached hereto as Exhibit B, under which you will provide consulting services to the Company as an independent contractor.  Pursuant to the terms of that Consulting Agreement, to be executed, you will agree to be reasonably available to perform services for the Company on an as needed basis for a lump sum payment of $33,242, payable within thirty (30) days after the date of the Consulting Agreement.  You acknowledge and agree that your execution and compliance with the terms of the Consulting Agreement is a material term of this Agreement.
2.            Separation Payment – Provided you (1) execute this Agreement today; (2) do not violate in any material respect any obligations that you otherwise owe the Company; and (3) execute the release attached as Exhibit A (the “Release of Claims”) within twenty-one (21) days of the Separation Date, but no earlier than the Separation Date, and do not revoke it, the Company will pay you a one-time payment equal to the sum of two (2) months of your base cash salary plus an amount equal to your accrued and unused paid time off, the aggregate of which is equal to $119,516 (the “Separation Payment”).  The Separation Payment will be paid to you in a single, lump-sum amount within eight (8) days of the date the Release of Claims contained in Exhibit A becomes effective, which is seven (7) days after you sign and return it, if you do not revoke it within that time period.

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3.            Confidentiality – You are obligated to keep confidential and not to use or disclose any and all non-public information concerning the Company that you acquired during the course of your employment with the Company, including any non-public information concerning the Company’s business affairs, business prospects, and financial condition, except as otherwise permitted by this paragraph. Further, you acknowledge and reaffirm your confidentiality and nondisclosure obligations set forth in any previous agreement you may have with the Company, which survive your separation from employment with the Company.  You understand and agree that, to the extent permitted by law and except as otherwise permitted by paragraph 4 below, the terms and contents of this Agreement, including the Separation Payment, and any other benefits provided herein, and the contents of the negotiations and discussions resulting in this Agreement shall be maintained as confidential by you and shall not be disclosed except in the following circumstances: (a) you may disclose the terms of this Agreement to your immediate family, so long as such family member agrees to be bound by the confidential nature of this Agreement, (b) you may disclose the terms of this Agreement to (i) your financial and tax advisors so long as such advisors agreeing to be bound by the confidential nature of this Agreement, (ii) taxing authorities if requested by such authorities, or (iii) your legal counsel; and (c) you may disclose the terms of this Agreement pursuant to the order of a court or governmental agency of competent jurisdiction, or for purposes of securing enforcement of the terms and conditions of this Agreement should that ever be necessary.
4.            Scope of Disclosure Restrictions – Nothing in this Agreement or elsewhere, including but not limited to the Release of Claims, prohibits you (or the Company’s officers as identified in paragraph 5 below) from participating as a witness in an investigation or proceeding conducted by, communicating with, providing information directly to, filing a complaint with, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Securities and Exchange Commission, or any other any federal, state, or local government agencies.  You are not required to notify the Company of any such communications; provided, however, that nothing herein authorizes the disclosure of information you obtained through a communication that was subject to the attorney-client privilege. Further, notwithstanding your confidentiality and nondisclosure obligations, you are hereby advised as follows pursuant to the Defend Trade Secrets Act: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”
5.            Non-Disparagement – You understand and agree that, to the extent permitted by law and except as otherwise permitted by paragraphs 3 and 4 above, you will not, in public or private, make any knowingly false, disparaging, derogatory, or defamatory statements, online (including, without limitation, on any social media, networking, or employer review site), or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, financial institution, or current or former employee, board member, consultant, client, or customer of the Company, regarding the Company or any of the other “Released Parties” (as defined in the Release of Claims), or regarding the Company’s business affairs, business prospects, or financial condition.  The Company agrees to instruct its officers who are, at the time of the entry into this Agreement, current employees of the Company, not to make any knowingly false,
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disparaging, derogatory, or defamatory statements regarding you.  The Company agrees to provide a neutral verification of your employment with the Company to any prospective employer, provided that you direct requests for reference to the Company’s Human Resources department.  Such reference will be limited to your name, job title, employment classification (e.g., full or part-time) and dates of hire and termination (without characterization of termination reason), unless you authorize the release of additional data in writing and such release is acceptable to the Company.  When asked, outside of the context of a request for a reference, about your departure from the Company, both you and the Company shall indicate that you voluntarily resigned from your employment.
6.            Continuing Obligations – You understand and agree that you remain subject to any and all continuing confidentiality, non-competition and/or non-solicitation obligations that you may have pursuant to any previous agreement with the Company.  Notwithstanding the foregoing, provided you sign the Release of Claims and do not revoke it, the Company agrees that it will not enforce any non-competition agreement between you and the Company, including the agreement included in Section 8.1 of your July 1, 2021 Employment Agreement.  All other continuing obligations and restrictive covenants, including any non-disclosure and non-solicitation obligations, remain in full force and effect in accordance with their terms.  For the avoidance of doubt, nothing contained in this paragraph has any effect on any obligations contained in the Consulting Agreement attached hereto as Exhibit B.
7.            Cooperation – You agree that you will work cooperatively with the Company in all material respects to announce your voluntary resignation internally at the Company and publicly as required by applicable securities and stock exchange regulations.  You agree that, to the extent permitted by law, you shall cooperate reasonably with the Company in the investigation, defense, or prosecution of any claims or actions which already have been brought, are currently pending, or which may be brought in the future against the Company by a third party or by or on behalf of the Company against any third party, whether before a state or federal court, any state or federal government agency, or a mediator or arbitrator.  Your reasonable cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with the Company’s counsel, at reasonable times and locations agreed to with the Company, to investigate or prepare the Company’s claims or defenses, to prepare for trial or discovery or an administrative hearing, mediation, arbitration, or other proceeding and to act as a witness when requested by the Company.  The Company will reimburse you for the reasonable, documented out-of-pocket expenses you may incur in connection with your cooperation under this paragraph 7 consistent with its existing expense policy.  To the extent permitted by law and except as otherwise permitted by paragraph 4 above, you further agree that you will notify the Company promptly in the event that you are served with a subpoena (other than a subpoena issued by a government agency), or in the event that you are asked to provide a third party (other than a government agency) with information concerning any actual or potential complaint or claim against the Company.
8.            Return of Company Property – You confirm that by the end of the Consulting Period, you will return to the Company all keys, documents, files, records (and copies thereof), recordings, equipment (including, but not limited to, computer hardware, software and printers, flash drives and storage devices, wireless handheld devices, cellular phones, tablets, etc.), Company identification, and any other Company-owned property in your possession or control.  This expressly includes any documents or files that you have saved on any personal computers, devices, or flash drives.  You further confirm that you will leave intact all Company documents, including but not limited to those that you developed or helped to develop during your employment, you will not retain any copies, and you will cancel all accounts for your benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge
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cards, cellular phone accounts, and computer accounts.  Finally, you expressly agree that by the end of the Consulting Period, you will permanently delete any Company electronic documents or files from your personal computer, devices, email, or other sources, and you will not retain any copies – electronic or otherwise – of any Company documents, materials, files, data, or property.
9.            Amendment and Waiver – This Agreement shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the parties hereto.  This Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors, and administrators.  No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right.  A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.
10.            Validity – Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be a part of this Agreement, except if the separation payment provided for in paragraph 2 is declared to be or determined to be illegal or invalid, the entire agreement shall be invalid.
11.            Tax Acknowledgement – In connection with the Separation Payment, the Company shall withhold and remit to the tax authorities the amounts required under applicable law, and you shall be responsible for all applicable taxes with respect to the Separation Payment under applicable law. You acknowledge that you are not relying upon the advice or representation of the Company with respect to the tax treatment of the Separation Payment. In addition, it is the Company’s intention that payment of the Separation Payment shall comply with or be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall be interpreted, administered, and operated accordingly.  Notwithstanding anything to the contrary herein, the Company does not guarantee the tax treatment of any payments or benefits, including without limitation under the Code, federal, state, local, or foreign tax laws and regulations.
12.            Nature of Agreement – You understand and agree that this Agreement is a separation agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.
13.            Voluntary Assent – You affirm that no other promises or agreements of any kind have been made to or with you by any person or entity whatsoever to cause you to sign this Agreement, and that you fully understand the meaning and intent of this Agreement. You state and represent that you have had an opportunity to fully discuss and review the terms of this Agreement with an attorney. You further state and represent that you have carefully read this Agreement, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof without coercion and with knowledge of its meaning and effect, and sign your name of your own free act.
14.            Applicable Law – This Agreement shall be interpreted and construed by the laws of the State of New York, without regard to conflict of laws provisions.  You hereby irrevocably submit to and acknowledge and recognize the jurisdiction of the courts of the State of New York, or if appropriate, a federal court located in the State of New York (which courts, for purposes of this Agreement, are the only courts of competent jurisdiction), over any suit, action, or other proceeding arising out of, under, or in
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connection with this Agreement or the subject matter hereof. You hereby irrevocably waive any right to a trial by jury in any action, suit, or other legal proceeding arising under or relating to any provision of this Agreement.
15.            Entire Agreement – This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the termination of your employment, separation benefits, and the settlement of claims against the Company and cancels all previous oral and written negotiations, agreements, and commitments in connection therewith.
16.            Signatures; Counterparts – This Agreement may be executed in any number of counterparts (including via facsimile, PDF or other electronic signature), each of which shall be an original, but all of which together shall constitute one instrument.
If you have any questions about the matters covered in this Agreement, please call me.

Very truly yours,
MediaCo Holding, Inc.
By:	/s/ Ann C. Beemish
Ann C. Beemish Chief Financial Offer

I hereby agree to the terms and conditions set forth above.  I have chosen to execute this Agreement on the date below.  I intend that this Agreement will become a binding agreement between me and the Company.

/s/ Rahsan-Rahsan Lindsay	October 11, 2023
Rahsan-Rahsan Lindsay	Date

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Exhibit A

Release of Claims
[To be signed on or after the Separation Date, but not before the Separation Date]

I, Rahsan-Rahsan Lindsay (“Employee”), understand and agree that this Release of Claims is the document referred to as Exhibit A in the October 11, 2023 Separation Agreement (the “Agreement”) between MediaCo Holding Inc.  (the “Company”) and Employee.  Employee further agrees that all defined terms in the Agreement shall have the same meaning in this Release of Claims.

In exchange for the consideration set forth in paragraphs 1-2 of the Agreement, and for other good and valuable consideration, Employee agrees as follows:

1.            Employee, on behalf of Employee, Employee’s heirs and assigns, hereby fully, forever, irrevocably and unconditionally releases, remises, and discharges the Company, its affiliates, subsidiaries, parent companies, predecessors, and successors, and all of their respective past and present officers, directors, stockholders, partners, members, managers, employees, agents, representatives, plan administrators, attorneys, insurers, and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that Employee ever had or now has against any or all of the Released Parties, including, but not limited to, any and all claims arising out of or relating to his employment with and/or separation from the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act, 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the New York State Executive Law, including its Human Rights Law N.Y. Executive Law § 290 et seq., the New York City Administrative Code, including its Human Rights Law, N.Y.C. Admin. Code § 8-101 et seq., the New York City Earned Sick and Safe Time Act, the New York City Fair Workweek Law, the New York Equal Pay Law, N.Y. Lab. Law § 194 et seq., the New York Whistleblower Statute, the New York State Labor Law (except as prohibited by law), the New York State Civil Rights Law (except as prohibited by law), the New York State Paid Family Leave Law, the New York State Paid Sick Leave Law, the New York Worker Adjustment and Retraining Notification Act, the New York State Nondiscrimination for Legal Actions Law, all as amended; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or relating to the Employment Letter); all claims to any ownership interest in the Company, contractual or otherwise; all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of his employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in the Agreement or this Release of Claims: (i) prevents Employee from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that Employee acknowledges that Employee may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and Employee further waives any rights or claims to any payment, benefit, attorneys’ fees
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or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprives Employee of any accrued benefits to which Employee have acquired a vested right under any employee benefit plan or policy, stock plan or deferred compensation arrangement, or any health care continuation to the extent required by applicable law or any agreement; or (iii) deprives Employee of any rights Employee may have to be indemnified by the Company as provided in any agreement between the Company and Employee, or pursuant to the Company’s Certificate of Incorporation or by-laws (recognizing that such indemnification is not guaranteed by this Release of Claims and shall be governed by the instrument, if any, providing for such indemnification).

Employee acknowledges and agrees that, except as specifically set forth in the Agreement and this Release of Claims, Employee is not entitled to or due any other compensation or benefit, including but not limited to any salary, bonus, severance, incentive or performance pay, or for any accrued or unused vacation time or vacation pay.  Employee acknowledges that Employee has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of Employee’s employment and that no other reimbursements are owed to Employee.  Employee further acknowledges that Employee has received payment in full for all services rendered in conjunction with Employee’s employment by the Company, including but not limited to payment for all wages and bonuses, and that no other compensation is owed to Employee except as provided herein.

2.            Employee represents, warrants, and agrees that he has not filed or caused to be filed and will not file or cause to be filed any lawsuits, arbitrations, claims, charges, or complaints against the Company in any administrative, judicial, arbitral, or other forum other than any reporting to a governmental, law enforcement, or regulatory authority concerning suspected violations of law (which he understands that he is not required to disclose to the Company), except as otherwise permitted by the Agreement and this Release of Claims, including pursuant to paragraph 4 of the Agreement.  Employee further represents, warrants, and agrees that he has not transferred to any person any such complaints, claims, or lawsuits.  He further acknowledges and agrees that he is not aware of any factual or legal basis for any legitimate claim that the Company is in violation of any whistleblower, corporate compliance, or other regulatory obligation of the Company under international, federal, state, or local law, rule, or Company policy.  He further represents, warrants, and agrees that if he was ever aware of any such basis for a legitimate claim against the Company, he informed the Company of same.  He hereby agrees that the Release of Claims (and the Agreement) may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any charge, action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the Agreement or the Release of Claims.  If any person or entity released by this Release of Claims is forced to defend against any such charge, action, or suit or other proceeding, that party shall be entitled to receive its attorneys’ fees and other costs and expenses associated with such action.

3.            Employee agrees that the Agreement is incorporated into this Release of Claims, and all of the terms contained in the Agreement remain in full force and effect.  Employee further acknowledges that, in signing this Release of Claims, Employee has not relied on any promises or representations, express or implied, other than those that are set forth expressly in the Agreement and this Release of Claims and that are intended to survive separation from employment, in accordance with the terms of the Agreement.

4.            Employee acknowledges that:

a.            Employee has carefully read and fully understands all of the provisions and effects of this Release of Claims;

b.            The Company has advised Employee in writing to consult and thoroughly discuss all aspects of this Release of Claims with an attorney;

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c.            This Release of Claims includes, but is not limited to, a release of all claims that the Employee may have under the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act;

d.            Employee is voluntarily entering into this Release of Claims and agrees that neither the Company nor its agents or attorneys made any representations or promises concerning the terms or effects of this Release of Claims other than those contained in this Release of Claims;

e.            Employee had more than twenty-one (21) days to consider this Release of Claims; and

f.            Employee may revoke this Release of Claims for a period of seven (7) days after Employee signs this Release of Claims (the “Revocation Period”) by notifying Ann C. Beemish, Chief Financial Officer, in writing, and the Release of Claims shall not be effective or enforceable until the expiration of the Revocation Period.

5.            Employee understands and agrees that if Employee fails to sign and return this Release of Claims on or about the Separation Date, but no earlier than the Separation Date, or revokes this Release of Claims, Employee will not receive any of the payments and benefits set forth in paragraphs 1-2 of the Agreement.

I hereby AFFIRM AND ACKNOWLEDGE that I have read the foregoing, that I have had sufficient time and opportunity to review and discuss it with an attorney of my choice, that I have had any questions about the Release of Claims answered to my satisfaction, that I fully understand and appreciate the meaning of each of its terms, and that I am voluntarily signing the Release of Claims on the date indicated below, intending to be fully and legally bound by its terms.

AGREED TO AND ACCEPTED BY:
Employee
___________________________
Rahsan-Rahsan Lindsay

Date: ______________________
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Exhibit B

CONSULTING AGREEMENT

This consulting agreement (the “Agreement”), effective as of this 11th day of October, 2023 (the “Effective Date”), is made between MediaCo Holding Inc., a corporation organized under the laws of the State of Indiana (“Company”) and Rahsan-Rahsan Lindsay, an individual residing at the address set forth on the signature page below (“Consultant”).

WHEREAS Company wishes to retain the services of Consultant to advise and consult Company in various matters in which Consultant has expertise and that are relative to Company’s business, and Consultant is willing to provide such services.

IT IS THEREFORE AGREED, AS FOLLOWS:

1.            Services.  The Consultant is being engaged as an independent contractor to provide the Company with consulting services, as determined and reasonably requested from time to time by the Company (the “Consulting Services”) during the Term (as defined in Section 13 below). Consulting Services shall include any such services for transition purposes and as requested by Ann C. Beemish, Chief Financial Officer, or such other officer or employee of the Company as Ms. Beemish shall direct (the “Scope of the Engagement”) subject to the termination and modification provisions set forth in Section 13.  Consultant will perform such services in good faith, to the best of Consultant’s ability and in compliance with all applicable laws, and Consultant will commit sufficient time to perform the services.  Consultant shall report to Ms. Beemish or such other officer or employee of the Company as Ms. Beemish shall direct, and Consultant shall determine in its discretion the methods appropriate to produce those results in a timely and reliable manner. The Consultant will not subcontract any of the services provided to the Company.

2.            Consulting Fees.  Company agrees to pay Consultant for such consulting services on an as needed basis for a lump sum payment of $33,242, payable within thirty (30) days after the date of the Consulting Agreement.

3.            Taxes.  All taxes relating to the Consultant’s performance under this Agreement shall be the sole responsibility of the Consultant.  In particular, the Consultant shall be solely responsible for payment of any federal, state and local taxes or contributions imposed or required under unemployment insurance, social security and income tax laws that pertain to the compensation paid or reimbursements provided to Consultant.  The Consultant hereby agrees that it will indemnify and hold the Company harmless against the claims of any governmental taxing authority made in connection with the revenue received by the Consultant under this Agreement regardless of whether the Consultant is later reclassified as an employee by a governmental agency.

4.            Expenses.  Consultant will provide the equipment, supplies, materials or other items needed to perform the services pursuant to this Agreement.  Company will reimburse Consultant for all reasonable and necessary business expenses incurred in connection with the engagement reflected by this Agreement and with appropriate documentation.  Any such expenses that are beyond incidental costs (including, without limitation, any travel expenses) incurred in connection with the performance of Consultant’s duties must be approved by Company in advance.

5.            Independent Contractor.  This Agreement does not create an employee/employer relationship between Consultant and the Company.  Consultant shall act strictly in a professional consulting capacity as an independent contractor for all purposes, including without limitation, federal, state and local withholding, employment and payroll tax purposes, and in all situations and shall not be considered an employee of the Company for any purposes.  Consultant is not eligible for, shall not receive, will not claim eligibility for, and hereby rejects and releases any claim to, company-sponsored benefits from the Company or its Affiliates, including, without limitation, paid vacation, sick leave, 401(k) participation, wages, compensation incentives, profit sharing participation, stock options/grants, health coverage or any other benefits provided to employees of the Company, and regardless of whether the Consultant is later reclassified as an employee by a governmental agency.

6.            Compliance with Laws and Company Policies. Consultant agrees to comply with all applicable laws and regulations in performing the Consulting Services and shall not discriminate and/or harass any employee, customer, client, vendor, or potential customer, client or vendor of the Company in violation of any federal, state or local law or ordinance.  The Consultant also agrees to report to the Company any complaint of discrimination, harassment, or other misconduct that the Consultant becomes aware of in connection with the performance of services under this Agreement. If the Company elects to provide a Company e-mail account to Consultant, Consultant acknowledges and agrees that (i) it will be used exclusively for business purposes in accordance with Company policies, (ii) the content of e-mail messages sent or received on a Company e-mail account (as well as any electronic devices provided by the Company to Consultant for purposes of accessing its Company e-mail account) constitute Company property, and (iii) Consultant waives any privacy claims relating to the Company’s access to such messages.

7.            No Authority to Bind.  Consultant shall make no representation to any third party that Consultant is an employee of Company or any of its affiliates.  Consultant shall have no authority to bind Company or to incur other obligations on behalf of Company or any persons affiliated or associated with the Company..  If the Company appoints Consultant to serve as an agent of the Company by resolution or written instruction, this Section 7 shall not apply solely to the extent of such appointment.  Consultant acknowledges that the Company is not subject to any restrictions on appointing other consultants to provide the same or similar services as the Consulting Services.

8.            Intellectual Property.  Consultant agrees that all the Intellectual Property (as defined below) is considered to be “works made for hire” as that term is defined in Section 101 of the Copyright Act (17 U.S.C. § 101) and that all right, title and interest in such Intellectual Property shall be the sole and exclusive property of Company and its subsidiaries and affiliates (collectively, the “Company Parties” and each a “Company Party”).  To the extent that any of the Intellectual Property may not by law be considered a work made for hire, or to the extent that, notwithstanding the foregoing, Consultant retains any interest in the Intellectual Property, Consultant hereby irrevocably assigns and transfers to the Company Parties any and all right, title, or interest that Consultant may now or in the future have in the Intellectual Property under patent, copyright, trade secret, trademark or other law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration.  The Company Parties will be entitled to obtain and hold in its own name all copyrights, patents, trade secrets, trademarks and other similar registrations with respect to such Intellectual Property.  Consultant further agrees to execute any and all documents and provide any further cooperation or assistance reasonably required by the Company to perfect, maintain or otherwise protect its rights in the Intellectual Property.  If the Company or any other Company Party, as applicable, are unable after reasonable efforts to secure Consultant’s signature, cooperation or assistance in accordance with the preceding sentence, whether because of Consultant’s incapacity or any other reason whatsoever, Consultant hereby designates and appoints each Company Party or its designee as Consultant’s agent and attorney-in-fact, to act on Consultant’s behalf, to execute and file documents and to do all other lawfully permitted acts necessary or desirable to perfect, maintain or otherwise protect the Company Parties’ rights in the Intellectual Property.  Consultant acknowledges and agrees that such appointment is coupled with an interest and is therefore irrevocable.  “Intellectual Property” means (a) all inventions (whether patentable or un-patentable and whether or not reduced to practice), all improvements thereto, and all patents and patent applications claiming such inventions, (b) all trademarks, service marks, trade dress, logos, trade names, fictitious names, brand names, brand marks and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including, without limitation, all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets (including, without limitation, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, methodologies, technical data, designs, drawings and specifications), (f) all computer software (including, without limitation, data, source and object codes and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments thereof (in whatever form or medium), or (i) similar intangible personal property which have been or are developed or created in whole or in part by Consultant at any time and at any place while Consultant is engaged by Company and which, in the case of any or all of the foregoing, are related to or used in connection with the business of any of the Company Parties.

9.            Proprietary Information.  Consultant recognizes and acknowledges that the Proprietary Information (as defined below) is a valuable, special and unique asset of the business of the Company.  As a result, and subject to Section 10, both during the Term and thereafter, Consultant will not, without the prior written consent of Company, for any reason divulge to any third-party or use for Consultant’s own benefit, or for any purpose other than the exclusive benefit of Company, any Proprietary Information.  All right, title and interest in and to Proprietary Information shall be and remain the sole and exclusive property of the Company Parties.  Consultant shall not remove from the offices or premises of any Company Party any documents, records, notebooks, files, correspondence, reports, memoranda or similar materials of or containing Proprietary Information, or other materials or property of any kind belonging to any of the Company Parties unless necessary or appropriate in the performance of Consultant’s duties to the Company Parties.  If Consultant removes such materials or property in the performance of Consultant’s duties, Consultant will return such materials or property promptly after the removal has served its purpose.  Consultant will not make, retain, remove and/or distribute any copies of any such materials or property, or divulge to any third person the nature of and/or contents of such materials or property, except to the extent necessary to satisfy contractual obligations of any of the Company Parties, to perform Consultant’s duties on behalf of the Company Parties.  Upon termination of Consultant’s engagement by the Company, Consultant shall leave with the Company Parties or promptly return to the Company Parties all originals and copies of such materials or property then in Consultant’s possession.  “Proprietary Information” means any and all proprietary information developed or acquired by the Company Parties that has not been specifically authorized to be disclosed.  Such Proprietary Information shall include, but shall not be limited to, the following items and information relating to the following items: (a) all intellectual property, trade secrets and proprietary rights of any of the Company Parties (including, without limitation, the Intellectual Property), (b) computer codes and instructions, processing systems and techniques, inputs and outputs (regardless of the media on which stored or located) and hardware and software configurations, designs, architecture and interfaces, (c) business research, studies, procedures and costs, (d) financial data, (e) distribution methods, (f) marketing data, methods, plans and efforts, (g) the identities of actual and prospective suppliers, (h) the terms of contracts and agreements with, the needs and requirements of, and any Company Party’s course of dealing with, actual or prospective suppliers, (i) personnel information, (j) customer and vendor credit information, and (k) information received from third parties subject to obligations of non-disclosure or non-use.  Failure by any of the Company Parties to mark any of the Proprietary Information as confidential or proprietary shall not affect its status as Proprietary Information.  Proprietary Information shall not include any information which is in the public domain through no wrongful act of Consultant or others who were under confidentiality obligations as to the item or items involved or becomes known in the industry through no wrongful act on the part of Consultant or others who were under confidentiality obligations as to the item or items involved.

10.            Reports to Government Entities.  Nothing in this Agreement, including but not limited to the provisions governing Proprietary Information, restricts or prohibits Consultant from initiating communications directly with, responding to any inquiries from, providing testimony before, providing Proprietary Information to, reporting possible violations of any law or regulation to, or filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General of any agency, or from making other disclosures that are protected under the whistleblower provisions of any federal, state, or local law or regulation.  Consultant does not need the prior authorization of the Company to engage in conduct protected by this Section, and Consultant does not need to notify the Company that Consultant did engage in such conduct.  Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney(s), a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law.
11.            Conflicts of Interest.  The Company is retaining Consultant on a non-exclusive basis and Consultant is free to engage in or simultaneously perform services for other companies, subject to the restrictions set forth herein.   Consultant represents and warrants that Consultant is free to enter into this Agreement.  Consultant represents and warrants that Consultant is not bound by any contract or agreement, nor will the Consultant enter into any contract or agreement during the Term, which would in any manner prohibit or restrict the Consultant’s performance of services under this Agreement or compliance with any of the terms of this Agreement.  The Consultant represents and warrants that the Consultant’s performance of this Agreement does not conflict with any other agreements that Consultant has executed and that remain in force. Consultant further represents and warrants that Consultant has no contract to provide consulting services to competitors of Company similar to those detailed in the Scope of the Engagement.  Further, Consultant promises that Consultant shall not, during the Term, perform for competitors of Company consulting services similar to those detailed in the Scope of the Engagement.  For the purposes of this Agreement, “competitors of Company” shall mean any entity engaged in the radio broadcasting media business and such other related services.  In connection with the performance of the services hereunder, Consultant shall not use or disclose the confidential or proprietary information of any third party in a manner that would constitute a violation of law or breach of contract.  The Consultant will notify the Company of potential conflicts of interest which may arise from other business.
12.            Remedies.  Consultant acknowledges that any breach by Consultant, willfully or otherwise, of the Sections 8, 9 or 11 of this Agreement will cause continuing and irreparable injury to the Company Parties for which monetary damages would not be an adequate remedy.  Consultant shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that such an adequate remedy at law exists.  In the event of any such breach or threatened breach by Consultant of Sections 8, 9 or 11, the Company Parties shall be entitled to injunctive or other similar equitable relief in any court, without any requirement that a bond or other security be posted, and this Agreement shall not in any way limit remedies of law or in equity otherwise available to the Company Parties.
13.            Term.  This Agreement shall commence on the Effective Date and shall terminate on October 31, 2023 (the “Term”), unless otherwise extended upon mutual agreement of the parties.  Notwithstanding the foregoing, either party may terminate this Agreement upon thirty (30) days advance written notice to the other party.  Upon termination of this Agreement and the Consulting Services for any reason, the Company is only obligated to pay the Consultant any amounts owed for the Consulting Services performed through the date of termination.

14.            Assignment.  Company may assign this Agreement to any parent company or direct or indirect subsidiary of the Company, or any successor to all or substantially all of the assets and business of the Company by means of liquidation, dissolution, merger, consolidation, transfer of assets, sale of stock or otherwise.  The duties of Consultant hereunder are personal to Consultant and may not be assigned by it.
15.            Indemnification.
a.
The Consultant shall indemnify the Company for all costs, fees (including reasonable attorney’s fees), expenses, losses and other damages arising from (a) any injury to person or damage to property caused by the Consultant in providing the services hereunder, (b) any breach of this Agreement by the Consultant, and (c) a determination by a court, agency, or taxing authority that the Consultant is not an independent contractor with respect to the Company.

b.
The Company shall indemnify the Consultant for all costs, fees (including reasonable attorney’s fees), expenses, losses and other damages arising from (a) any injury to person or damage to property caused by the Company in relation to Consultant providing the services hereunder, (b) any breach of this Agreement by the Company, and (c) any regulatory inquiries unrelated to any breach of this Agreement by the Consultant or any willful misconduct by the Consultant.

16.            Governing Law; Venue.  This Agreement will be governed by the laws of the State of New York, without regard to conflict of law principles.  The Parties (i) agree that any legal proceeding arising out of this Agreement may be brought in the courts of record of the State of New York or the courts of the United States located in the State of New York; (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (iii) waive any objection which said Parties may have to the laying of venue of any such suit, action or proceeding in any of such courts.
17.            Enforceability.  If, at any time after the execution of this Agreement, any provision of this Agreement, shall be held to be illegal, void, or unenforceable, solely such provision shall be of no force or effect.  The illegality or unenforceability of such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Agreement; provided, however, that, upon any such finding, the Consultant agrees to immediately execute an amendment which replaces as much of the stricken provision(s) as permitted by law.
18.            Entire Agreement.  This Agreement represents the entire agreement of the parties with respect to the arrangements contemplated hereby.  No prior agreement, whether written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.  Notwithstanding the foregoing, Consultant represents and agrees that nothing in this Agreement should be construed to diminish or affect the validity or enforceability of any prior agreement(s) Consultant has entered into with the Company that have not otherwise expired, regarding the treatment of confidential and/or proprietary information, to the extent such agreements are more protective of the Company’s interests.  This Agreement may be amended only by a written instrument executed in one or more counterparts by the parties.
19.            Counterparts. This Agreement may be executed in counterparts, all of which together shall for all purposes constitute one agreement binding on each of the parties hereto notwithstanding that each such party shall not have signed the same counterpart.
[SIGNATURES ON THE FOLLOWING PAGE]

Consultant	MediaCo Holding, Inc.

_____________________________________________	By: _____________________________
Rahsan-Rahson Lindsay	Name: Ann C. Beemish
Title: Chief Financial Officer
Date: _______________________________________	Date: ___________________________

Address for Notice:	Address For Notice:
___________________________	48 W. 25th Street, FL 3
___________________________	New York, NY, 10010
___________________________	Attn: Ann C. Beemish, Chief Financial Officer

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